UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2017

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address of principal executive offices) (zip code)

(877) 855-7243

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Verso Corporation (“Verso”) will hold its 2017 Annual Meeting of Stockholders at the Loews Regency New York Hotel, located at 540 Park Avenue (at 61st Street), New York, New York, on May 12, 2017, beginning at 12:00 p.m. (noon) (Eastern Time). The holders of Verso’s Class A common stock and Class B common stock of record at the close of business on April 6, 2017, the record date for the meeting, will be entitled to receive notice of the meeting and to vote the shares of common stock that they hold on the record date at the meeting and any postponement or adjournment thereof. Additional information regarding Verso and the meeting will be set forth in the proxy statement that Verso will file with the Securities and Exchange Commission and distribute to its stockholders in connection with the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2017

VERSO CORPORATION

By:	/s/ Peter H. Kesser
Peter H. Kesser Senior Vice President General Counsel and Secretary